As filed with the Securities and Exchange Commission on May 12, 2008

File No.  811-05028

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

Registration Statement Under the Investment Company Act of 1940	☒

Amendment No. 168	☒

PIMCO Funds

(Exact Name of Registrant as Specified in Charter)

840 Newport Center Drive

Newport Beach, California 92660

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including area code:

(866) 746-2606

Robert W. Helm, Esq. Dechert LLP 1775 I Street, N.W. Washington, D.C. 20006	Ernest L. Schmider Pacific Investment Management Company LLC 840 Newport Center Drive Newport Beach, California 92660

(Name and Address of Agent for Service)

It is intended that this filing will become effective immediately upon filing in accordance with Section 8 of the Investment Company Act of 1940 and the rules thereunder.

EXPLANATORY NOTE

This Amendment No. 168 to the Registration Statement of PIMCO Funds (the "Trust" or the "Registrant") on Form N-1A (File No. 811-05028) (the "Registration Statement") is being filed to amend and supplement and make other non-material changes to the Trust's Amendment No. 153 under the Investment Company Act of 1940, as amended (the "1940 Act"), filed on June 29, 2007, as pertaining to the Emerging Markets Portfolio, a series of the Trust's Private Account Portfolio Series. This amendment does not affect the currently effective Offering Memoranda and Offering Memorandum Supplements as they relate to other series of the Trust's Private Account Portfolio Series.

The shares of beneficial interest in the Private Account Portfolio Series are not registered under the Securities Act of 1933, as amended (the "1933 Act") because such shares will be issued by the Registrant solely in private placement transactions that do not involve any "public offering" within the meaning of the 1933 Act. Shares of the Private Account Portfolio Series may be purchased only by clients of Pacific Investment Management Company LLC who maintain separately managed private accounts, and who are also "accredited investors," as defined in Regulation D under the 1933 Act, and either (i) "qualified purchasers," as defined for purposes of Section 3(c)(7) of the 1940 Act, or (ii) "qualified institutional buyers," as defined in Rule 144A(a)(1) under the 1933 Act. Shares of the Private Account Portfolio Series may also be purchased by certain investors outside of the United States consistent with applicable regulatory requirements. This Amendment is not an offer to sell, or a solicitation of any offer to buy, any security to the public within the meaning of the 1933 Act.

PIMCO FUNDS

PRIVATE ACCOUNT PORTFOLIO SERIES

Amendment dated May 12, 2008 to the
Offering Memorandum dated June 29, 2007

Disclosure Relating to the PIMCO Emerging Markets Portfolio

Effective immediately, Michael Gomez is the portfolio manager of the Emerging Markets Portfolio.

                      Therefore, effective immediately, the section of the table in the "Management of the Portfolios-Individual Portfolio Managers" section of the Offering Memorandum providing information with respect to the management of the Emerging Markets Portfolio is deleted. Furthermore, the section of the table in the "Management of the Portfolios-Individual Portfolio Managers" section of the Offering Memorandum providing information with respect to Michael Gomez is deleted and is replaced by the following:

Portfolio	Portfolio Manager	Since	Recent Professional Experience
Developing Local Markets Emerging Markets	Michael Gomez	7/04* 5/08

Executive Vice President, PIMCO. He has been a member of the emerging markets team since joining the Firm in 2003. Prior to joining the firm in 2003, Mr. Gomez was associated with Goldman Sachs where he was responsible for proprietary trading of bonds issued by Latin American countries. Mr. Gomez joined Goldman Sachs in July 1999.

Investors Should Retain This Amendment For Future Reference

PIMCO FUNDS

PRIVATE ACCOUNT PORTFOLIO SERIES

Amendment dated May 12, 2008 to the
Offering Memorandum Supplement dated June 29, 2007

Disclosure Relating to the PIMCO Emerging Markets Portfolio

Effective immediately, Michael Gomez is the portfolio manager of the Emerging Markets Portfolio (the "Portfolio").

                      Therefore, effective immediately, the sections of the table on pages 59-60, including footnotes 2 and 9 thereto, in the subsection titled "Portfolio Managers-Other Accounts Managed," providing information with respect to management of other accounts by Mr. Gomez and the portfolio manager of the Portfolio are deleted, and are replaced by the following:

	Total Number of Accounts	Total Assets of All Accounts (in $ millions)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee (in $ millions)
Gomez[2]
Registered Investment Companies	4	$10,922	0	N/A
Other Pooled Investment Vehicles	20	$7,016	0	N/A
Other Accounts	18	$4,408	1	$181

________________
2

Mr. Gomez manages the Developing Local Markets Portfolio, which has $689 million in total assets under management, as of March 31, 2008. As of May 12, 2008, he also manages the Emerging Markets Portfolio, which has $1.74 billion in total assets under management, as of March 31, 2008. Information pertaining to registered investment companies, other pooled investment vehicles and other accounts managed by Mr. Gomez is as of March 31, 2008.

                      In addition, in the paragraph immediately preceding the above table, the following sentence is added to the end of the paragraph to clarify that the information relating to Mr. Gomez is as of March 31, 2008:

Information pertaining to accounts managed by Mr. Gomez is as of March 31, 2008.

                      Also, effective immediately, the sections of the table on page 64 in the subsection titled "Portfolio Managers-Securities Ownership," providing information with respect to ownership of portfolio securities by Mr. Gomez and the portfolio manager of the Portfolio are deleted, and are replaced by the following:

Portfolio Manager	Portfolios Managed by Portfolio Manager	Dollar Range of Shares Owned
Michael Gomez[5]	Developing Local Markets Portfolio Emerging Markets Portfolio	None None

5

As of May 12, 2008, Mr. Michael Gomez manages the Emerging Markets Portfolio. As of March 31, 2008, to the best of the Trust's knowledge, Mr. Gomez did not own any shares in the Emerging Markets Portfolio.

                      All portions of the Offering Memorandum Supplement relating to the Emerging Markets Portfolio are incorporated herein by reference. Audited financial statements for the Emerging Markets Portfolio, as of March 31, 2007, including notes thereto, and the reports of PricewaterhouseCoopers LLP thereon, are incorporated by reference solely from the Emerging Markets Portfolio's March 31, 2007 Annual Report. Unaudited financial statements for the Emerging Markets Portfolio, as of September 30, 2007, are incorporated by reference from the Emerging Markets Portfolio's September 30, 2007 Semi-Annual Report. The Emerging Markets Portfolio's unaudited financial statements include all adjustments, consisting of normal recurring adjustments, that PIMCO considers necessary for a fair presentation of such information.

                      This amendment does not incorporate by reference those portions of the Offering Memorandum Supplement relating to portfolios other than the Emerging Markets Portfolio. In addition, this amendment does not incorporate by reference audited or unaudited financial statements, or notes or reports thereon, relating to other portfolios.

Investors Should Retain This Amendment For Future Reference

PART C. OTHER INFORMATION

Item 23. Exhibits

(a	)	(1)	Declaration of Trust of Registrant /7/

		(2)	Amended and Restated Declaration of Trust Dated March 31, 2000 /36/

		(3)	Amendment to the Declaration of Trust dated February 25, 1992 /36/

		(4)	Amended and Restated Establishment and Designation of Series of Shares of Beneficial Interest dated February 26, 2008 /37/

(b	)		Form of By-Laws of Registrant /7/

(c	)		Not applicable

(d	)	(1)	Form of Investment Advisory Contract /7/

		(2)	Form of Amendment to Investment Advisory Contract /7/

		(3)	Form of Supplement to Investment Advisory Contract Relating to StocksPLUS Short Strategy Fund /2/

		(4)	Supplement to Investment Advisory Contract Relating to Balanced Fund /3/

		(5)	Form of Supplement to Investment Advisory Contract Relating to Global Bond Fund II /5/

		(6)	Form of Supplement to Investment Advisory Contract Relating to Real Return Bond Fund /5/

		(7)	Form of Supplement to Investment Advisory Contract Relating to Low Duration Mortgage Fund, Total Return Mortgage Fund, Emerging Markets Bond Fund, and Emerging Markets Bond Fund II /6/

		(8)	Form of Supplement to Investment Advisory Contract Relating to Municipal Bond Fund /8/

		(9)	Form of Supplement to Investment Advisory Contract Relating to Long Duration Fund /9/

		(10)	Form of Supplement to Investment Advisory Contract Relating to Convertible Fund /10/

		(11)	Form of Supplement to Investment Advisory Contract Relating to Low Duration Municipal Bond, California Intermediate Municipal Bond and New York Municipal Bond Funds /12/

		(12)	Form of Supplement to Investment Advisory Contract Relating to PIMCO Private Account Portfolios /13/

		(13)	Form of Investment Advisory Contract /14/

		(14)	Form of Supplement to Investment Advisory Contract Relating to PIMCO California Municipal Bond Fund and PIMCO Short-Term Emerging Markets Portfolio /14/

		(15)	Form of Supplement to Investment Advisory Contract Relating to Loan Obligation Fund /15/

		(16)	Form of Supplement to Investment Advisory Contract Relating to PIMCO European Convertible Fund /16/

		(17)	Form of Supplement to Investment Advisory Contract Relating to PIMCO Asset-Backed Securities Portfolio and PIMCO Asset-Backed Securities Portfolio II /16/

		(18)	Form of Supplement to Investment Advisory Contract Relating to the Real Return Fund II and Real Return Asset Fund /17/

	(19)	Form of Supplement to Investment Advisory Contract Relating to the PIMCO All Asset Fund, PIMCO CommodityRealReturn Strategy Fund and PIMCO StocksPLUS Total Return Fund /19/

	(20)	Form of Asset Allocation Sub-Advisory Agreement Relating to the PIMCO All Asset Fund /19/

	(21)	Form of Supplement to Investment Advisory Contract Relating to PIMCO Diversified Income Fund /21/

	(22)	Form of Amended and Restated Investment Advisory Contract /22/

	(23)	Form of Asset Allocation Sub-Advisory Agreement Relating to the PIMCO All Asset All Authority Fund /23/

	(24)	Form of Amended and Restated Investment Advisory Contract Relating to the PIMCO Foreign Bond Fund (Unhedged) /24/

	(24)	Form of Amended and Restated Investment Advisory Contract Relating to the PIMCO Floating Income Fund /24/

	(25)	Form of Amended and Restated Investment Advisory Contract Relating to the PIMCO Developing Local Markets Fund, PIMCO Fundamental IndexPLUS Fund and PIMCO Fundamental IndexPLUS TR Fund /26/

	(26)	Form of Amended and Restated Investment Advisory Contract Relating to the PIMCO Small Cap StocksPLUS TR Fund /27/

	(27)	Form of Amended and Restated Investment Advisory Contract Relating to the PIMCO High Yield Municipal Bond Fund /28/

	(28)	Form of Amended and Restated Investment Advisory Contract Relating to the PIMCO California Short Duration Municipal Income Fund, PIMCO Extended Duration Fund and PIMCO Long Duration Total Return Fund /29/

	(29)	Form of Sub-Advisory Agreement relating to the Fundamental IndexPLUS Fund and Fundamental IndexPLUS TR Fund /30/

	(30)	Form of Amended and Restated Investment Advisory Contract Relating to the PIMCO International StocksPLUS TR Strategy Fund (Unhedged) /31/

	(31)	Form of Amended and Restated Investment Advisory Contract Relating to the PIMCO Emerging Local Bond Fund /32/

	(32)	Supplement to Amended and Restated Investment Advisory Contract Relating to the PIMCO Income Fund /33/

	(33)	Supplement to Amended and Restated Investment Advisory Contract Relating to the PIMCO StocksPLUS® Long Duration Fund /35/

	(34)	Supplement to Amended and Restated Investment Advisory Contract Relating PIMCO RealRetirement 2010 Fund, PIMCO RealRetirement 2020 Fund, PIMCO RealRetirement 2030 Fund, PIMCO RealRetirement 2040 Fund, PIMCO RealRetirement 2050 Fund, PIMCO Fundamental Advantage Total Return Strategy Fund, PIMCO Fundamental Advantage Tax Efficient Strategy Fund and Private Account Portfolio Series: Money Market Portfolio /38/

	(35)	Supplement to Sub-Advisory Agreement relating to the PIMCO Fundamental Advantage Tax Efficient Strategy Fund and PIMCO Fundamental Advantage Total Return Strategy Fund /38/

(e)	(1)	Form of Amended and Restated Distribution Contract /37/

	(2)	Form of Japan Dealer Sales Contract /11/

(f)	Not applicable

(g)	Form of Custody and Investment Accounting Agreement /11/

(h)	(1)	Third Amended and Restated Administration Agreement /39/

	(2)	Fee Waiver Agreement Relating to the PIMCO RealRetirement 2010 Fund, PIMCO RealRetirement 2020 Fund, PIMCO RealRetirement 2030 Fund, PIMCO RealRetirement 2040 Fund and PIMCO RealRetirement 2050 Fund /39/

	(3)	PIMCO Cayman Commodity Fund I Ltd. Appointment of Agent for Service of Process /40/

(i)	Not applicable

(j)	Not applicable

(k)	Not applicable

(l)	Not applicable

(m)	(1)	Form of Distribution and Servicing Plan for Class A Shares /4/

	(2)	Form of Distribution and Servicing Plan for Class B Shares /4/

	(3)	Form of Distribution and Servicing Plan for Class C Shares /4/

	(4)	Form of Amended and Restated Distribution Plan for Administrative Class Shares /7/

	(5)	Form of Amended and Restated Administrative Services Plan for Administrative Class Shares /7/

	(6)	Form of Distribution and Servicing Plan for Class J Shares /11/

	(7)	Form of Distribution and Servicing Plan for Class K Shares /11/

	(8)	Form of Distribution and Servicing Plan for Class C Shares of the Short Duration Municipal Income Fund /18/

	(9)	Form of Administrative Services Plan for Advisor Class Shares /20/

	(10)	Form of Distribution Plan for Advisor Class Shares /20/

	(11)	Form of Distribution and Services Plan for Class R Shares /20/

	(12)	Form of Administrative Services Plan for Class P Shares /40/

	(13)	Form of Shareholder Servicing Agreement for Class P Shares /40/

(n)		Sixth Amended and Restated Multi-Class Plan adopted pursuant to Rule 18f-3 /37/

(p)	(1)	Form of Code of Ethics for the Registrant /27/

	(2)	Form of Code of Ethics for PIMCO /27/

	(3)	Form of Code of Ethics for Allianz Global Investors Distributors LLC /30/

	(4)	Form of Code of Ethics for Research Affiliates, LLC /32/

*	Form of Power of Attorney /6/
**	Form of Power of Attorney /15/
***	Form of Power of Attorney /25/

/1/	Filed with Post Effective Amendment No. 33 to the Registration Statement of PIMCO Advisors Funds (File No. 2-87203) on November 30, 1995, and incorporated by reference herein.

/2/	Filed with Post-Effective Amendment No. 27 on January 16, 1996, and incorporated by reference herein.

/3/	Filed with Post-Effective Amendment No. 28 on April 1, 1996, and incorporated by reference herein.

/4/	Filed with Registration Statement on Form N-14 (File No. 333-12871) on September 27, 1996, and incorporated by reference herein.

/5/	Filed with Post Effective Amendment No. 33 on January 13, 1997, and incorporated by reference herein.

/6/	Filed with Post-Effective Amendment No. 36 on July 11, 1997, and incorporated by reference herein.

/7/	Filed with Post-Effective Amendment No. 37 on November 17, 1997, and incorporated by reference herein.

/8/	Filed with Post-Effective Amendment No. 40 on March 13, 1998, and incorporated by reference herein.

/9/	Filed with Post-Effective Amendment No. 42 on September 11, 1998, and incorporated by reference herein.

/10	Filed with Post-Effective Amendment No. 44 on April 2, 1999, and incorporated by reference herein.

/11/	Filed with Post-Effective Amendment No. 45 on May 26, 1999, and incorporated by reference herein.

/12/	Filed with Post-Effective Amendment No. 46 on June 17, 1999, and incorporated by reference herein.

/13/	Filed with Amendment No. 55 to the Registration Statement under the Investment Company Act of 1940 on October 8, 1999, and incorporated by reference herein.

/14/	Filed with Amendment No. 61 to the Registration Statement under the Investment Company Act of 1940 on May 16, 2000, and incorporated by reference herein.

/15/	Filed with Post-Effective Amendment No. 54 on May 18, 2000, and incorporated by reference herein.

/16/	Filed with Post-Effective Amendment No. 57 on August 31, 2000, and incorporated by reference herein.

/17/	Filed with Post-Effective Amendment No. 60 on May 17, 2001, and incorporated by reference herein.

/18/	Filed with Post-Effective Amendment No. 65 on April 1, 2002, and incorporated by reference herein.

/19/	Filed with Post-Effective Amendment No. 68 on June 28, 2002, and incorporated by reference herein.

/20/	Filed with Post-Effective Amendment No. 74 on December 30, 2002, and incorporated by reference herein.

/21/	Filed with Post-Effective Amendment No. 78 on June 30, 2003, and incorporated by reference herein.

/22/	Filed with Post-Effective Amendment No. 85 on September 30, 2003, and incorporated by reference herein.

/23/	Filed with Post-Effective Amendment No. 86 on October 21, 2003, and incorporated by reference herein.

/24/	Filed with Post-Effective Amendment No. 97 on July 30, 2004, and incorporated by reference herein.

/25/	Filed with Post-Effective Amendment No. 99 on May 27, 2005, and incorporated by reference herein.

/26/	Filed with Post-Effective Amendment No. 100 on May 31, 2005, and incorporated by reference herein.

/27/	Filed with Post-Effective Amendment No. 106 on March 29, 2006, and incorporated by reference herein.

/28/	Filed with Post-Effective Amendment No. 111 on July 24, 2006, and incorporated by reference herein.

/29/	Filed with Post-Effective Amendment No. 114 on August 29, 2006, and incorporated by reference herein.

/30/	Filed with Post-Effective Amendment No. 117 on October 27, 2006, and incorporated by reference herein.

/31/	Filed with Post-Effective Amendment No. 118 on November 22, 2006, and incorporated by reference herein.

/32/	Filed with Post-Effective Amendment No. 119 on December 19, 2006, and incorporated by reference herein.

/33/	Filed with Post-Effective Amendment No. 123 on March 29, 2007, and incorporated by reference herein.

/34/	Filed with Post-Effective Amendment No. 126 on July 27, 2007, and incorporated by reference herein.

/35/	Filed with Post-Effective Amendment No. 127 on August 22, 2007, and incorporated by reference herein.

/36/	Filed with Post-Effective Amendment No. 128 on December 14, 2007, and incorporated by reference herein.

/37/	Filed with Post-Effective Amendment No. 129 on February 27, 2008, and incorporated by reference herein.

/38/	Filed with Post-Effective Amendment No. 130 on February 29, 2008, and incorporated by reference herein.

/39/	Filed with Post-Effective Amendment No. 131 on April 10, 2008, and incorporated by reference herein.

/40/	Filed with Post-Effective Amendment No. 133 on April 29, 2008, and incorporated by reference herein.

Item 24. Persons Controlled by or Under Common Control With Registrant

The Trust through the CommondityRealReturn Strategy Fund, a separate series of the Trust, wholly owns and controls the PIMCO Cayman Commodity Fund I Ltd. (“Subsidiary”), a company organized under the laws of the Cayman Islands. The Subsidiary’s financial statements will be included, on a consolidated basis, in the CommodityRealReturn Strategy Fund’s annual and semi-annual reports to shareholders.

Item 25. Indemnification

Reference is made to Article IV of the Registrant’s Declaration of Trust, which was filed with the Registrant’s initial Registration Statement.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 26. Business and Other Connections of Investment Adviser

The directors and officers of PIMCO and their business and other connections are as follows:

Name	Business and Other Connections

Abdikeev, Tamerlan	Vice President, PIMCO.

Afrasiabi, Mark S.	Vice President, PIMCO.

Agredano, Carlos	Vice President, PIMCO

Ahto, Laura A.	Senior Vice President, PIMCO and PIMCO Europe Limited.

Allamanis, Georgios	Vice President, PIMCO.

Althof, Michael	Vice President, PIMCO.

Amey, Mike	Executive Vice President, PIMCO and PIMCO Europe Limited.

Ananthanarayanan, Mangala V.	Vice President, PIMCO.

Anctil, Stacie D.	Vice President, PIMCO; Assistant Treasurer, the Trust, PCM Fund, Inc., PIMCO Variable Insurance Trust, and PIMCO Strategic Global Government Fund, Inc.

Anderson, Joshua M.	Executive Vice President, PIMCO.

Andrews, David S.	Executive Vice President, PIMCO.

Anochie, Kwame A.	Vice President, PIMCO.

Arnold, Tammie J.	Managing Director, PIMCO.

Asay, Michael R.	Executive Vice President, PIMCO.

Asay, Susan	Vice President, PIMCO.

Avancini, Joerg	Vice President, PIMCO.

Baburek, Daniel	Senior Vice President, PIMCO. Formerly Director, Credit Suisse First Boston.

Baker, Brian P.	Managing Director, PIMCO.

Bal, Gita	Vice President, PIMCO.

Balls, Andrew Thomas	Executive Vice President, PIMCO. Formerly Chief U.S. Economics Correspondent, The Financial Times, Washington.

Bansal, Sharad	Vice President, PIMCO.

Barnes, Donna E.	Vice President, PIMCO.

Baz, Jamil	Executive Vice President, PIMCO. Formerly Managing Director, Goldman Sachs (London).

Beaumont, Stephen B.	Executive Vice President, PIMCO.

Benson, Sandra M.	Vice President, PIMCO.

Benz II, William R.	Managing Director, PIMCO.

Ben-Zvi, Kfir	Vice President, PIMCO. Formerly Associate Director, UBS Investment Bank.

Name	Business and Other Connections

Berndt, Andreas	Senior Vice President, PIMCO.

Bertolo, Matteo	Vice President, PIMCO.

Bhansali, Vineer	Managing Director, PIMCO.

Bierman, Dave H.	Vice President, PIMCO.

Bishop, Gregory A.	Executive Vice President, PIMCO.

Blair, David James	Senior Vice President, PIMCO. Formerly Vice President, Nuveen Investments.

Blau, Volker	Executive Vice President, PIMCO.

Blomenkamp, Felix	Senior Vice President, PIMCO.

Blute, Ryan Patrick	Vice President, PIMCO.

Bodereau, Philippe	Senior Vice President, PIMCO.

Boehm, Timo	Vice President, PIMCO.

Borneleit, Adam	Senior Vice President, PIMCO.

Bosomworth, Andrew	Executive Vice President, PIMCO.

Boyd,C Robert	Vice President, PIMCO.

Bradshaw, Myles	Vice President, PIMCO. Formerly Global Fund Manager, Thrreadneedle Asset Management.

Brenner, Matthew H.	Vice President, PIMCO.

Bridwell, Jennifer S	Executive Vice President, PIMCO. Formerly Senior Account Executive, Fannie Mae.

Brittain, WH Bruce	Executive Vice President, PIMCO.

Broadwater, Kevin M.	Senior Vice President, PIMCO. Formerly Counsel, Seward & Kissel.

Brons, Jelle	Vice President, PIMCO.

Brown, Erik C.	Senior Vice President, PIMCO. Assistant Treasurer, the Trust, PCM Fund, Inc., PIMCO Variable Insurance Trust and PIMCO Strategic Global Government Fund, Inc.

Brune, Christopher P.	Vice President, PIMCO.

Brynjolfsson, John B	Managing Director, PIMCO.

Bui, Giang H.	Senior Vice President, PIMCO.

Burns, Michael A.	Senior Vice President, PIMCO and PIMCO Europe Limited.

Burns, Robert	Vice President, PIMCO. Formerly Senior Director, Freddie Mac.

Name	Business and Other Connections

Burns, Robert Wesley	Consulting Managing Director, PIMCO. Trustee of the Trust and PIMCO Variable Insurance Trust. Director of PCM Fund, Inc. Chairman and Director, PIMCO Strategic Global Government Fund, Inc. Director of PS Business Parks, Inc.

Byer, Jeffrey A.	Vice President, PIMCO. Formerly Vice President, JPMorgan Chase & Co.

Callin, Sabrina C.	Executive Vice President, PIMCO.

Caltagirone, Christopher	Vice President, PIMCO.

Carnachan, Robert Scott	Senior Vice President, PIMCO and PIMCO Asia PTE Limited.

Cavalieri, John R.	Senior Vice President, PIMCO.

Chen, Wing-Harn	Vice President, PIMCO. Formerly Director/Senior Analyst, ABN AMRO Inc.

Chin, Tracy	Vice President, PIMCO and PIMCO Asia PTE Limited.

Chipp, William	Vice President, PIMCO.

Chopra, Amit	Vice Presdient, PIMCO.

Clarida, Richard H	Executive Vice President, PIMCO. Formerly Chief Economic Strategist, Clinton Group Investment Advisors.

Clark, Marcia K.	Senior Vice President, PIMCO.

Clark, Raymond Matthew	Vice President, PIMCO.

Clarke, James Robert	Vice President, PIMCO.

Conseil, Cyrille R.	Executive Vice President, PIMCO.

Cooke, Anthony H.	Vice President, PIMCO.

Cornelius, Darryl P.	Vice President, PIMCO.

Cressy, Jonathan B.	Senior Vice President, PIMCO.

Cummings, John B.	Executive Vice President, PIMCO.

Cupps, Wendy W.	Managing Director, PIMCO.

Dada, Suhail H.	Executive Vice President, PIMCO.

Dahlhoff, Juergen	Vice President, PIMCO.

Danielsen, Birgitte	Vice President, PIMCO.

Dawson, Craig A.	Managing Director, PIMCO.

De Bellis, Mary	Vice President, PIMCO.

De Leon, William	Executive Vice President, PIMCO. Formerly Portfolio Manager, Ellington Management Group.

De Lorenzo, Nicola A.	Vice President, PIMCO.

Devlin, Edward	Executive Vice President, PIMCO.

Name	Business and Other Connections

Dialynas, Chris P.	Managing Director, PIMCO.

Dilek, Burcin	Vice President, PIMCO.

Dombrovsky, Anton	Vice President, PIMCO.

Dorff, David J.	Senior Vice President, PIMCO.

Dorrian, Peter G.	Senior Vice President, PIMCO. Formerly Managing Director, Financial Consulting Svcs Pty, LTD.

Dorsten, Matthew P.	Vice President, PIMCO.

Dugan, Travis J.	Vice President, PIMCO.

Durham, Jennifer E.	Senior Vice President, PIMCO and Chief Compliance Officer, the Trust, PCM Fund, Inc., PIMCO Variable Insurance Trust and PIMCO Strategic Global Government Fund, Inc.

Dutta, Manish	Vice President, PIMCO.

Edler, Vernon	Vice President, PIMCO.

Edwards, Ben M.	Vice President, PIMCO.

Eedes, Linda	Vice President, PIMCO.

El-Erian, Mohamed A.	Managing Director, PIMCO. Formerly President and CEO of Harvard Management Company.

Ellis, Edward L.	Vice President, PIMCO.

Eltz, Antoinette	Vice President, PIMCO and PIMCO Europe Limited.

England, Jason S.	Vice President, PIMCO.

Estep, Bret W.	Vice President, PIMCO.

Evans, Stefanie D.	Vice President, PIMCO.

Fairchild, Anne Mary	Senior Vice President, PIMCO.

Feeny, Martin E.	Vice President, PIMCO.

Fejdasz, Melissa A.	Vice President, PIMCO.

Fields, Robert A.	Senior Vice President, PIMCO.

Finkenzeller, Thomas	Vice President, PIMCO.

Fisher III, David N.	Executive Vice President, PIMCO.

Fisher, Marcellus M.	Senior Vice President, PIMCO.

Name	Business and Other Connections

Flattum, David C.	Executive Vice President, General Counsel, PIMCO. Chief Legal Officer, the Trust, PCM Fund, Inc., PIMCO Variable Insurance Trust and PIMCO Strategic Global Government Fund, Inc. Formerly Managing Director, Chief Operating Officer and General Counsel, Allianz Global Investors of America L.P. and Partner at Latham & Watkins LLP.

Foong, Hock Meng	Executive Vice President, PIMCO. Formerly Managing Director, Bank Pictet & CHE (Asia) Ltd.

Forsyth, Andrew C.	Vice President, PIMCO. Formerly Regional Director, Russell Investment Group.

Fournier, Joseph A.	Senior Vice President, PIMCO.

Fowler, Ellen	Vice President, PIMCO.

Foxall, Julian	Senior Vice President, PIMCO.

Frisch, Ursula T.	Senior Vice President, PIMCO.

Fulford III, Richard F.	Executive Vice President, PIMCO.

Furusho, Hiroaki	Vice President, PIMCO.

Galli, Leandro J.	Vice President, PIMCO.

Gandolfi, Alessandro	Senior Vice President, PIMCO. Formerly Director, Sanpaolo IMI Group.

Garbuzov, Yuri P.	Senior Vice President, PIMCO.

Garden, Kaylee	Vice President, PIMCO.

Ghosh, Sharad	Vice President, PIMCO.

Gibson, Thomas C.	Vice President, PIMCO.

Gingrich, Robert M.	Vice President, PIMCO.

Gleason, G. Steven	Executive Vice President, PIMCO.

Gomez, Michael A.	Executive Vice President, PIMCO.

Gore, Gregory T.	Senior Vice President, PIMCO.

Gould, Linda J	Vice President, PIMCO.

Grabar, Gregory S.	Senior Vice President, PIMCO.

Grady, Myrrha H.	Vice President, PIMCO.

Graves, Zoya S.	Vice President, PIMCO.

Greer, Robert J.	Executive Vice President, PIMCO.

Griffiths, Stuart Paul	Vice President, PIMCO. Formerly Head of Compliance, American Express Bank.

Gross, William H.	Managing Director, Chief Investment Officer and Executive Committee Member, PIMCO. Director and Vice President, STocksPLUS Management, Inc. Senior Vice President of the Trust and PIMCO Variable Insurance Trust.

Name	Business and Other Connections

Gruben, Kristin L.	Vice President, PIMCO.

Grzesik, Marco	Vice President, PIMCO.

Gu, Haidi	Vice President, PIMCO. Formerly Assistant Vice President/Quantitative Analyst, Highland Financial Holdings Group, LLC.

Gupta, Sachin	Senior Vice President, PIMCO.

Gupta, Shailesh	Senior Vice President, PIMCO.

Haaf, Tim	Vice President, PIMCO.

Haeckl, Tanja	Vice President, PIMCO.

Hagmeier, William Robert	Vice President, PIMCO. Formerly Vice President, Advantus Capital Management.

Hally, Gordon C.	Executive Vice President, PIMCO.

Hamalainen, Pasi M.	Managing Director and Executive Committee Member, PIMCO. Senior Vice President, PIMCO Strategic Global Government Fund, Inc.

Hardaway, John P.	Executive Vice President, PIMCO. Vice President, StocksPLUS Management, Inc. Treasurer, the Trust, PCM Fund, Inc., PIMCO Variable Insurance Trust and PIMCO Strategic Global Government Fund, Inc.

Harris, Brent Richard	Managing Director and Executive Committee Member, PIMCO. Director and Vice President, StocksPLUS Management, Inc. Trustee and Chairman of the Trust and PIMCO Variable Insurance Trust. Director and Chairman, PCM Fund, Inc. Director, PIMCO Luxembourg S.A. and PIMCO Luxembourg II.

Harumi, Kazunori	Executive Vice President, PIMCO.

Hastings, Arthur J.	Senior Vice President, PIMCO.

Hayes, Ray C.	Senior Vice President, PIMCO.

Heimann, Ilan	Senior Vice President, PIMCO.

Helsing, Jeffrey	Senior Vice President, PIMCO.

Heravi, Kaveh C.	Vice President, PIMCO.

Herlan, Hans Joerg	Vice President, PIMCO.

Hodge, Douglas M.	Managing Director, PIMCO.

Holden, Brent L.	Managing Director, PIMCO.

Holloway Jr., Dwight F.	Executive Vice President, PIMCO.

Horne, Jonathan L.	Vice President, PIMCO.

Name	Business and Other Connections

Hsiang, Hwa-Ming (Amy)	Vice President, PIMCO.

Hudoff, Mark T.	Executive Vice President, PIMCO.

Hughes, Mark Alan	Senior Vice President, PIMCO. Formerly Financial Analyst, W.R. Huff Asset Mgmt.

Huxhorn, Michael	Vice President, PIMCO.

Ing, Terrence	Vice President, PIMCO. Formerly Senior Research Analyst, Wells Fargo Securities Investment Group.

Isberg, Margaret E.	Managing Director, PIMCO.

Ishida, Koji	Senior Vice President, PIMCO.

Ivascyn, Daniel J.	Managing Director, PIMCO. Senior Vice President, PCM Fund, Inc. and PIMCO Strategic Global Government Fund, Inc.

Jacobs IV, Lew W.	Managing Director, PIMCO.

Jann, Juergen	Senior Vice President, PIMCO.

Johnson, Nicholas, J.	Vice President, PIMCO.

Johnson, Eric D	Vice President, PIMCO. Formerly Director of Mutual Funds, Wasatch Advisors.

Johnson, Kelly	Vice President, PIMCO.

Jones, Steven L.	Vice President, PIMCO.

Jordan, Daniel V.	Vice President, PIMCO.

Kakuchi, Tadashi	Vice President, PIMCO.

Kalra, Showbhik	Vice President, PIMCO.

Karpov, Natalie	Vice President, PIMCO.

Katz, Ulrich	Senior Vice President, PIMCO.

Kavafyan, Constance	Vice President, PIMCO. Formerly Executive Director, Morgan Stanley.

Keck, Andreas	Senior Vice President, PIMCO.

Kelleher III, Thomas J.	Vice President, PIMCO.

Keller, Erik	Vice President, PIMCO. Formerly Sr. Investment Specialist, Robeco Asset Mgmt.

Keller, James M.	Managing Director, PIMCO.

Kellerhals, Philipp	Vice President, PIMCO.

Kelly, Benjamin Marcus	Vice President, PIMCO.

Kersman, Alec	Vice President, PIMCO.

Kezelman, Jason M	Vice President, PIMCO.

Kiesel, Mark R.	Executive Vice President, PIMCO.

Name	Business and Other Connections

King Jr., John Stephen	Senior Vice President, PIMCO. Vice President, Senior Counsel, and Secretary, the Trust, PCM Fund, Inc., PIMCO Variable Insurance Trust and PIMCO Strategic Global Government Fund, Inc.

King, Stephanie Lorraine	Executive Vice President, PIMCO.

Kirkbaumer, Steven P.	Senior Vice President, PIMCO.

Kirkowski, John J.	Vice President, PIMCO.

Kishimoto, Yayoi	Vice President, PIMCO.

Kohari, Chisato	Vice President, PIMCO.

Komatsu, Mitsuaki	Vice President, PIMCO. Formerly Compliance Officer, Frank Russell Japan Co, Ltd.

Korinke, Kimberley Grace	Vice President, PIMCO.

Korinke, Ryan P.	Vice President, PIMCO.

Komatsu, Mitsuaki	Senior Vice President, PIMCO.

Kressin, Thomas	Senior Vice President, PIMCO.

Kuehne, Stefan	Vice President, PIMCO.

Kuhner, Kevin D.	Senior Vice President, PIMCO.

Kumar, Mukund	Vice President, PIMCO.

Lackey, Warren M.	Senior Vice President, PIMCO.

Larsen, Henrik P.	Senior Vice President, PIMCO. Vice President, the Trust, PCM Fund, Inc., PIMCO Variable Insurance Trust and PIMCO Strategic Global Government Fund, Inc.

LeBrun Jr., Richard R.	Vice President, PIMCO. Formerly Associate, Ropes & Gray, LLP.

Lee, Alvin Lip Sin	Vice President, PIMCO.

Lee, Robert Ru-Bor	Vice President, PIMCO.

Lehavi, Yanay	Senior Vice President, PIMCO.

Leong, Chon-Ian (Sampson)	Vice President, PIMCO.

Li, Li	Vice President, PIMCO.

Lian, Chia Liang	Vice President, PIMCO. Formerly Vice President, JP Morgan Chase Bank.

Linder, Astrid	Vice President, PIMCO.

Linder, Dominque	Vice President, PIMCO.

Liwski, Michael V.	Vice President, PIMCO.

Lofdahl, Christopher F.	Vice President, PIMCO.

Loftus, John S.	Consulting MD, PIMCO.

Name	Business and Other Connections

Loh, John J.	Vice President, PIMCO.

Long, Hui	Vice President, PIMCO.

Lopez, Joy L.	Vice President, PIMCO.

Lopez, Rafael A.	Senior Vice President, PIMCO. Formerly Vice President, State Street.

Loriferne, Matthieu H. F.	Vice President, PIMCO.

Louanges, Matthieu	Executive Vice President, PIMCO.

Lowe, Erika Hayflick	Vice President, PIMCO. Formerly Vice President, JP Morgan.

Lown, David C.	Managing Director, PIMCO.

Ludwig, Steven	Senior Vice President, PIMCO. Formerly Director, Pershing LLC.

Mak, Richard	Senior Vice President, PIMCO.

Manseau, Chantal Marie-Helene	Vice President, PIMCO.

Mariappa, Sudesh N.	Managing Director, PIMCO.

Martel, Rene	Vice President, PIMCO.

Martin, Scott W.	Senior Vice President, PIMCO.

Martini, Nadege	Vice President, PIMCO.

Masanao, Tomoya	Executive Vice President, PIMCO.

Mather, Scott A.	Managing Director, PIMCO.

Mayershofer, Veronika	Vice President, PIMCO.

McCann, Patrick Murphy	Vice President, PIMCO.

McCray, Mark V.	Managing Director, PIMCO.

McCulley, Paul A.	Managing Director, PIMCO.

McDevitt, Joseph V.	Managing Director, PIMCO. Director and Chief Executive Officer, PIMCO Europe Limited. Director, PIMCO Funds: Global Investors Series plc and PIMCO Global Advisors (Ireland) Limited.

Mead, Robert	Executive Vice President, PIMCO.

Meehan Jr., James P.	Senior Vice President, PIMCO.

Meggers, Julie Ann	Senior Vice President, PIMCO.

Merz, Frederic	Vice President, PIMCO.

Metsch, Mark E.	Vice President, PIMCO.

Mewbourne, Curtis A.	Managing Director, PIMCO.

Mierau, Kristion T.	Vice President, PIMCO.

Miller Jr., Kendall P.	Senior Vice President, PIMCO.

Name	Business and Other Connections

Miller, John M.	Executive Vice President, PIMCO.

Millimet, Scott A.	Executive Vice President, PIMCO.

Milo, Davida J.	Senior Vice President, PIMCO.

Minaki, Haruki	Executive Vice President, PIMCO. Formerly Vice President, JP Morgan Partners.

Mitchell, Gail	Senior Vice President, PIMCO.

Moeljanto, Lanny H.	Vice President, PIMCO.

Mogelof, Eric J.	Senior Vice President, PIMCO.

Molloy, Carol	Vice President, PIMCO. Formerly Consultant, Fidelity International.

Monson, Kristen S.	Executive Vice President, PIMCO.

Moore, James F.	Executive Vice President, PIMCO.

Morena, Robert	Senior Vice President, PIMCO. Formerly Managing Director, JPMorgan Asset Management.

Morrison, John E.	Vice President, PIMCO.

Muehlethaler, Jeffrey Charles	Vice President, PIMCO. Formerly Vice President, Deutsche Bank.

Mukherji, Raja	Senior Vice President, PIMCO. Formerly Senior Research Analyst, Chatham Asset Management.

Mulcahy, Matthew J.	Vice President, PIMCO.

Murano, Yuko	Vice President, PIMCO.

Murata, Alfred T.	Senior Vice President, PIMCO.

Muzzy, James Frederic	Managing Director, PIMCO. Chairman and Director, PIMCO Funds: Global Investors Series plc and PIMCO Global Advisors (Ireland) Limited. Director and Vice President, STocksPLUS Management, Inc.

Nabors, Robin	Vice President, PIMCO.

Nambimadom, Ramakrishnan S.	Senior Vice President, PIMCO.

Nest, Matthew J.	Vice President, PIMCO.

Ng, Albert K.	Vice President, PIMCO.

Nguyen, Tommy D.	Vice President, PIMCO.

Nicholls, Steven B.	Senior Vice President, PIMCO.

Nieves, Roger O.	Senior Vice President, PIMCO.

Nojima, Sachiko	Vice President, PIMCO.

Norris, John F.	Vice President, PIMCO.

O’Connell, Gillian	Senior Vice President, PIMCO.

Name	Business and Other Connections

Okamura, Shigeki	Senior Vice President, PIMCO.

Okuma, Sachiko	Vice President, PIMCO.

Okun, Ric	Senior Vice President, PIMCO.

Olazabal, Joshua A.	Vice President, PIMCO. Formerly Consultant, McKinsey & Co.

Oliva, Jennifer L.	Vice President, PIMCO.

Ong, Arthur Y.D.	Senior Vice President, PIMCO.

Ongaro, Douglas J.	Executive Vice President, PIMCO.

Osborne, Simon Timothy	Vice President, PIMCO.

Osses, Guillermo Ariel	Senior Vice President, PIMCO. Formerly Director, Barclays Capital.

Otterbein, Marie S.	Vice President, PIMCO.

Otterbein, Thomas J.	Managing Director, PIMCO.

Ozeki, Koyo	Executive Vice President, PIMCO. Formerly Senior Advisor, Nomura Securities.

Pagani, Lorenzo P.	Senior Vice President, PIMCO.

Parikh, Saumil H.	Executive Vice President, PIMCO.

Paulson, Bradley W.	Executive Vice President, PIMCO.

Perez, Iohan	Vice President, PIMCO.

Perez, Keith	Senior Vice President, PIMCO.

Philipp, Elizabeth M.	Executive Vice President, PIMCO.

Phillipson, Daniel	Vice President, PIMCO.

Pimentel, Rudolph	Senior Vice President, PIMCO.

Pittman, David J.	Senior Vice President, PIMCO.

Podlich, William F.	Consulting MD, PIMCO.

Porterfield, Mark J.	Executive Vice President, PIMCO.

Potthof, Axel	Senior Vice President, PIMCO.

Powers, William C.	Managing Director, PIMCO and Senior Vice President of PCM Fund, Inc.

Pricer, Jesse L.	Vice President, PIMCO.

Putyatin, Vladyslav	Senior Vice President, PIMCO. Formerly Director, Deutsche Bank AG.

Qu, Wendong	Senior Vice President, PIMCO.

Rahari, Pierre-Yves	Vice President, PIMCO. Formerly Senior Associate, Morgan Stanley Investment Management (Luxembourg).

Ratner, Joshua D.	Vice President, PIMCO. Assistant Secretary, the Trust, PCM Fund, Inc., PIMCO Variable Insurance Trust and PIMCO Strategic Global Government Fund, Inc. Formerly Associate, Skadden, Arps, Slate, Meagher & Flom LLP.

Name	Business and Other Connections

Ravano, Emanuele	Managing Director, PIMCO.

Reimer, Danelle J.	Vice President, PIMCO.

Reimer, Ronald M.	Senior Vice President, PIMCO.

Reisz, Paul W.	Senior Vice President, PIMCO.

Repoulis, Yiannis	Senior Vice President, PIMCO.

Rice, Thomas Edmund	Senior Vice President, PIMCO.

Rodosky, Stephen A.	Executive Vice President, PIMCO.

Rogers, William A.	Vice President, PIMCO.

Rollins, Melody	Senior Vice President, PIMCO.

Romano, Mark A.	Senior Vice President, PIMCO.

Roney, Scott L.	Executive Vice President, PIMCO.

Ronnie, Stephen	Vice President, PIMCO.

Rosen, Bret Jonathan George	Vice President, PIMCO. Formerly Vice President, Trust Company of the West.

Rowe, Cathy T.	Vice President, PIMCO.

Rudolph, Lynn	Vice President, PIMCO. Formerly Head of Human Resources, ING.

Ruthen, Seth R.	Executive Vice President, PIMCO.

Sakane, Yoshiyuki	Vice President, PIMCO.

Sargent, Jeffrey M.	Executive Vice President, PIMCO, Senior Vice President of Trust, PCM Fund, Inc., PIMCO Variable Insurance Trust, and PIMCO Strategic Global Government Fund, Inc.

Schaus, Stacy Leigh	Senior Vice President, PIMCO. Formerly Principal, Hewitt Associates.

Scherzinger, Marion	Vice President, PIMCO.

Schmider, Ernest L.	Managing Director, PIMCO. President, the Trust, PCM Fund, Inc., PIMCO Variable Insurance Trust and PIMCO Strategic Global Government Fund, Inc. Director and Assistant Secretary, StocksPLUS Management, Inc.

Schnatterer, Monika	Vice President, PIMCO.

Schucking, Ivor E.	Executive Vice President, PIMCO.

Schuetz, Patricia Ann	Vice President, PIMCO. Formerly Director, Credit Suisse Asset Management.

Schulist, Stephen O.	Senior Vice President, PIMCO.

Schultes, Adrian O.	Vice President, PIMCO. Formerly Regional Director, Ibbotson Associates.

Name	Business and Other Connections

Schwab, Gerlinde	Vice President, PIMCO.

Schwetz, Myckola	Vice President, PIMCO.

Scibisz, Iwona E.	Vice President, PIMCO.

Scorah, Ian	Vice President, PIMCO. Formerly Senior Investment Lawyer, Morley Fund Management Limited.

Sejima, Toru	Vice President, PIMCO.

Seksaria, Rahul M.	Vice President, PIMCO.

Senne, Verena	Senior Vice President, PIMCO.

Sesay, Therenah	Vice President, PIMCO.

Shaler, Timothy L.	Senior Vice President, PIMCO.

Shaw, Matthew D.	Vice President, PIMCO.

Sheehy, Erica H.	Vice President, PIMCO.

Shepherd, Julie M.	Vice President, PIMCO.

Shiroyama, Taro	Vice President, PIMCO.

Short, Jonathan D.	Executive Vice President, PIMCO. Formerly Senior Vice President, Putnam Investments.

Simon, W Scott	Managing Director, PIMCO.

Skobtsov, Ivan	Senior Vice President, PIMCO.

Smith, Kenton Todd	Senior Vice President, PIMCO.

Somersan-Coqui, Aylin	Vice President, PIMCO.

Sonner, Michael	Senior Vice President, PIMCO.

Soto, Alyssa Michele	Vice President, PIMCO.

Spajic, Luke	Senior Vice President, PIMCO. Formerly Proprietary Trader, Goldman Sachs.

Spalding, Scott M.	Senior Vice President, PIMCO.

Spandri, Tobias	Vice President, PIMCO.

Spicijaric, Jennifer N.	Vice President, PIMCO.

Springer, Jeffrey	Senior Vice President, PIMCO.

Stack, Candice E.	Vice President, PIMCO.

Staub, Christian Martin	Senior Vice President, PIMCO. Formerly Managing Director, AGI (Schweiz) AG.

Stauffer, Christina	Vice President, PIMCO.

Strauch, Joel Edward	Senior Vice President, PIMCO.

Stravato, Richard	Vice President, PIMCO.

Name	Business and Other Connections

Strelow, Peter G	Executive Vice President, PIMCO.

Struc, Alexandru	Vice President, PIMCO.

Sun, Hao	Vice President, PIMCO. Formerly Director, ING Bank, Hong Kong.

Suo, Tina	Vice President, PIMCO. Formerly Portfolio Manager/Strategist, An Equity Market Neutral Hedge Fund.

Suskind, Donald W.	Vice President, PIMCO.

Takano, Makoto	Managing Director, PIMCO.

Takechi, Yoichi	Vice President, PIMCO. Formerly Manager, Mizuho Securities.

Takeuchi, Ichiro	Vice President, PIMCO.

Takizuka, Hikaru	Vice President, PIMCO.

Tam Joe	Vice President, PIMCO.

Tarman, Daniel	Executive Vice President, PIMCO.

Telish, Christine M.	Vice President, PIMCO.

Tersin, Dominique	Vice President, PIMCO.

Theodore, Kyle J.	Senior Vice President, PIMCO.

Thompson, Michael Frazier	Senior Vice President, PIMCO. Formerly Client Service Executive, WAMCO.

Thompson, William S.	Chief Executive Officer, Managing Director and Executive Committee Member, PIMCO. Director and President, StocksPLUS Management, Inc. Senior Vice President, the Trust, PCM Fund, Inc. and PIMCO Variable Insurance Trust.

Thurston, Powell C.	Senior Vice President, PIMCO.

Toloui-Tehrani, Ramin	Executive Vice President, PIMCO. Formerly Director, Office of the Western Hemisphere, U.S. Department of Treasury.

Tomlinson, Brian	Vice President, PIMCO.

Traber, Eva-Maria	Vice President, PIMCO.

Tran, Loc K.	Vice President, PIMCO.

Trevithick, Natalie	Senior Vice President, PIMCO. Formerly Credit Trader, Barclays Capital.

Trovato, Michael J.	Vice President, PIMCO.

Tse, Koonnang C.	Vice President, PIMCO.

Tsubota, Shiro	Senior Vice President, PIMCO. Formerly Head of Asset Mgmt Advisory, Deutsche Securities Ltd, Tokyo.

Tzemach, Y. Gayle	Vice President, PIMCO.

Tyson, Richard E.	Executive Vice President, PIMCO.

Name	Business and Other Connections

Vallarta-Jordal, Maria-Theresa F.	Senior Vice President, PIMCO.

Van De Zilver, Peter A.	Vice President, PIMCO.

van Heel, Marc	Executive Vice President, PIMCO.

van Zoelen, Henk Jan	Senior Vice President, PIMCO. Formerly Investment Consultant, Watson Wyatt.

Velasco, Christine Ann	Vice President, PIMCO.

Velicer, Erik A.	Vice President, PIMCO.

Viana, David	Senior Vice President, PIMCO.

von der Linden, Greg	Vice President, PIMCO. Formerly Senior Vice President, Bank of America.

Wada, Hiromi	Senior Vice President, PIMCO. Formerly Vice President, Cititrust & Banking Corporation.

Walenbergh, Mark	Vice President, PIMCO.

Walker, Trent W.	Senior Vice President, PIMCO and Assistant Treasurer of Trust, PCM Fund, Inc., PIMCO Variable Insurance Trust, and PIMCO Strategic Global Government Funds, Inc. Formerly Senior Manager, Pricewaterhouse Coopers.

Walther, Kasten	Vice President, PIMCO.

Ward, Jim	Executive Vice President, PIMCO.

Warner, Hansford B.	Vice President, PIMCO.

Watchorn, Michael	Senior Vice President, PIMCO. Formerly Managing Director, Oaktree Capital Management/Trust Company of the West.

Watford, Charles	Vice President, PIMCO.

Webster, Duncan	Senior Vice President, PIMCO. Formerly Head of Portfolio Strategies and Capital Markets, Group Investments, Allianz SE, Munich Germany.

Weil, Richard M.	Managing Director, PIMCO.

Weinberger, Michele Deborah	Vice President, PIMCO. Formerly Vice President, Goldman Sachs Asset Mgmt.

Wendler, Paul F.	Vice President, PIMCO.

White, Timothy C.	Senior Vice President, PIMCO.

Whiting, Lori Lynn	Senior Vice President, PIMCO.

Whitton, Bransby M.	Senior Vice President, PIMCO.

Wild, Christian	Senior Vice President, PIMCO.

Wildermuth, Paul T.	Vice President, PIMCO.

Wildforster, Kai	Vice President, PIMCO.

Willemsen, Michael J.	Vice President, PIMCO, of the Trust, PCM Fund, Inc., PIMCO Variable Insurance Trust, and PIMCO Strategic Global Government Fund, Inc.

Name	Business and Other Connections

Williams III, Charles A	Vice President, PIMCO.

Williams, Jason A.	Vice President, PIMCO.

Wilner, Mitchell W.	Senior Vice President, PIMCO. Formerly Director/Senior Trader, Mason Street Advisors, LLC.

Wilson, John F.	Executive Vice President, PIMCO.

Wilson, Susan L.	Executive Vice President, PIMCO.

Winters, Kevin M.	Vice President, PIMCO.

Witt, Frank	Senior Vice President, PIMCO.

Wittkop, Andrew T.	Vice President, PIMCO.

Wolf, Greggory S.	Vice President, PIMCO.

Wong, Tammy Nguyen	Vice President, PIMCO.

Wood, George H.	Executive Vice President, PIMCO.

Worah, Mihir P.	Executive Vice President, PIMCO.

Xu, Jianghua (John)	Vice President, PIMCO.

Yamamoto, Shinichi	Senior Vice President, PIMCO.

Yang, Jing	Vice President, PIMCO. Formerly Structurer, Morgan Stanley.

Yasnov, Vadim I.	Vice President, PIMCO.

Yildiz, Sadettin	Vice President, PIMCO.

Young, David	Executive Vice President, PIMCO.

Yu, Anna W.	Vice President, PIMCO.

Yu, Cheng-Yuan	Executive Vice President, PIMCO.

Yu, Walter	Vice President, PIMCO.

Zerner, Mary	Vice President, PIMCO. Formerly Senior Vice President, Lazard Asset Management Limited - London.

Zhang, Ji Sheng	Vice President, PIMCO.

Zheng, Yingying	Vice President, PIMCO.

Zhu, Changhong	Managing Director, PIMCO.

The address of PIMCO is 840 Newport Center Drive, Newport Beach, CA 92660.

The address of Allianz Global Investors of America L.P. is 680 Newport Center Drive, Newport Beach, CA 92660.

The address of Allianz Global Investors Distributors LLC is 1345 Avenue of the Americas, New York, New York, 10105.

The address of PS Business Parks, Inc. is 701 Western Avenue, Glendale, CA 91201.

The directors and officers of Research Affiliates LLC (“Research Affiliates”) and their business and other connections are as follows:

Name	Business and Other Connections
Arnott, Robert D.	Chairman, Founder, Research Affiliates, LLC Formerly Editor, Financial Analysts Journal.

Brennan, Stephen	Vice President, Marketing, Research Affiliates, LLC

Gratz, Doug	Associate Director, Marketing & Affiliate Relations, Research Affiliates, LLC

Hennessy, David	Managing Director, Marketing, Research Affiliates, LLC

Hsu, Jason	Managing Director, Research & Investment Management, Research Affiliates, LLC

Li, Feifei	Associate Director, Research, Research Affiliates, LLC

Nesbit, Janine	Managing Director, Administration & Chief Legal Officer, Research Affiliates, LLC

Sherrerd, Katy	Managing Director, Strategic Planning & Affiliate Relations, Research Affiliates, LLC

West, John	Associate Director & Product Specialist, Research Affiliates, LLC

Zhu, Julia	Vice President, Research, Research Affiliates

Harkins, Daniel M	Chief Compliance Officer & Senior Counsel, Research Affiliates, LLC

McCarty, Greg	Director of Technology, Research Affiliates, LLC

Larsen, Michael	Vice President, Strategic Planning & Affiliate Relations, Research Affiliates, LLC
The address of Research Affiliates, LLC is 155 N. Lake Ave., Suite 900, Pasadena, CA 91101.

Item 27.	Principal Underwriters

(a)	Allianz Global Investors Distributors LLC (the “Distributor”) serves as Distributor of Shares of the Trust. The Distributor also acts as the principal underwriter for the Allianz Funds. The Distributor is an indirect subsidiary of Allianz Global Investors of America L.P.

(b)

Name and Principal Business Address*	Positions and Offices With Underwriter	Positions and Offices with Registrant
Aarts, Erik M.	Managing Director	None

Albanese, Isabella	Vice President	None

Allen, Michael T.	Vice President	None

Anders, Michael L.	Vice President	None

Aymond, Colin C.	Senior Vice President	None

Beck, Lee D.	Senior Vice President	None

Berge, Wendy	Vice President	None

Biggers, Clark H.	Vice President	None

Bishopp, Malcolm F.	Managing Director	None

Brannan, Mike	Senior Vice President	None

Brennan, Deborah P.	Vice President, Compliance Officer	None

Brenes, Jennifer Ann	Vice President	None

Brown, Matt	Senior Vice President	None

Bruce, Fred	Senior Vice President	None

Bulman, Bryce B.	Senior Vice President	None

Burke, Martin	Senior Vice President, Divisional Sales Manager	None

Callinan, Richard E.	Senior Vice President	None

Cardillo, John T.	Vice President	None

Casenhiser, Christopher A.	Senior Vice President	None

Chung, Alice W.	Vice President	None

Cotton, Lesley	Vice President, Senior Copywriter	None

Cox, Ira W.	Senior Vice President	None

Daly, Daniel	Vice President, On-Line Marketing	None

Davidson, Kellie E.	Assistant Secretary	None

DeCicco, Lucianne	Vice President	None

DeNicolo, Paul	Senior Vice President	None

Douvogiannis, Martha	Vice President	None

Downing, Eric D.	Senior Vice President	None

Farrell, James C.	Vice President	None

Fessel, Jonathan P.	Senior Vice President	None

Francis, Christopher D.	Vice President	None

Frank, Megan L.	Vice President	None

Frederick, David G.	Vice President	None

Gallagher, Michael J.	Senior Vice President	None

Georgiou, Patrice	Vice President	None

Gengo, Joseph	Senior Vice President	None

Gibbons, Michaela A.	Senior Vice President	None

Gray, Ronald H.	Senior Vice President	None

Hally, Dan	Senior Vice President	None

Ham, JoAnn	Senior Vice President	None

Hammond, Ned	Senior Vice President	None

Harrington, John	Vice President	None

Harry, Seon L.	Vice President	None

Hart, Jonathan C.	Senior Vice President	None

Hartnett, James T.	Vice President	None

Hayes, Derek B.	Senior Vice President	None

Healey, William V.	Executive Vice President, Chief Legal Officer, Secretary	None

Higgins, Timothy J.	Senior Vice President	None

Hoffmann, Christoph	Senior Vice President, Chief Operating Officer, Global Retail Division	None

Name and Principal Business Address*	Positions and Offices With Underwriter	Positions and Offices with Registrant

Hooper, Kristina	Executive Vice President	None

Horan, Christopher	Vice President	None

Howell, Steve	Vice President	None

Hui, Renee W.	Vice President	None

Hussey, John B.	Senior Vice President	None

Jacobs, Brian	Managing Director, Co-Head of Sales	None

Jettelson, Teresa	Vice President	None

Kanode, Dustin	Vice President	None

Kirk, Richard	Senior Vice President, Associate General Counsel	None

Klepacki, Jeffrey G.	Senior Vice President	None

Knaus, Bryan M.	Vice President	None

Kobata, Matthew T.	Senior Vice President	None

Koth, Matthew A.	Vice President	None

Kravetzky, Leslie S.	Senior Vice President	None

Laing, Andrew G.	Senior Vice President	None

Laut, Stephen	Senior Vice President	None

Leahy O’Connor, Brooke	Vice President	None

Leber, Jeremy	Vice President	None

Lewis, Robert J.	Senior Vice President	None

Lynch, William E.	Senior Vice President, Divisional Sales Manager	None

Maag, Troy C.	Vice President	None

Maloney, Andy	Senior Vice President	None

Maher, Sean P.	Vice President	None

Martin, Colleen	Chief Financial Officer, Financial Operations Principal, Senior Vice President and Controller	None

McAdams, Ann	Senior Vice President	None

McCarthy, Peter J.	Senior Vice President	None

McGeever, Kimberly	Vice President	None

McMenamin, Joseph T.	Senior Vice President	None

Meyer, Wayne	Senior Vice President	None

Meyers, Andrew J.	Managing Director, Chief Operating Officer	None

Milburn, R. Lee	Senior Vice President	None

Minnix, Joseph P.	Vice President	None

Moore, E. Blake, Jr.	Managing Director and Chief Executive Officer	None

Moxon, John G.	Vice President	None

Moyer, Fiora N.	Senior Vice President	None

Murphy, George	Senior Vice President	None

Murphy, Gregory J.	Senior Vice President	None

Murphy, Kerry A.	Senior Vice President	None

Neugebauer, Phil J.	Managing Director	None

Nguyen, Vinh T.	Senior Vice President, Treasurer	None

Nickodemus, Paul R.	Senior Vice President	None

Nishimi, Ryne A.	Senior Vice President	None

Nizzardo, Jeffrey P.	Vice President	None

Ohstrom, Debra C.	Vice President	None

Orr, Kelly	Senior Vice President	None

Patrick, James K. IV	Managing Director, Co-Head of Sales	None

Pearlman, Joffrey H.	Senior Vice President	None

Peluso, Ralph A.	Vice President	None

Pisapia, Glynne	Senior Vice President	None

Plump, Steven B.	Executive Vice President	None

Potesta, Tiffani A.	Vice President	None

Prendergast, Shivaun C.	Vice President	None

Prinstein, Peter M.	Vice President	None

Puntoriero, Michael J.	Managing Director	None

Quigley, Jennifer	Senior Vice President	None

Name and Principal Business Address*	Positions and Offices With Underwriter	Positions and Offices with Registrant

Rheingold, Joni H.	Senior Vice President	None

Riccio, Frank J.	Vice President	None

Rose, Scott	Senior Vice President	None

Rosoff, Jay S.	Executive Vice President	None

Rotondi, John	Vice President, Chief Compliance Officer	None

Rudman, Stephen M.	Senior Vice President, Head of Internal Sales	None

Scanlan, Thomas H.	Senor Vice President	None

Shanley, Kevin M.	Vice President	None

Siemon, Jr., Frank E.	Senior Vice President	None

Simutis, Christopher T.	Senior Vice President	None

Smith, Cathy	Executive Vice President	None

Smith Jr., Eugene M.	Senior Vice President, Design Director	None

Smith, Jeffrey L.	Vice President	None

Smith, Marty	Senior Vice President	None

Sorenson, Linda M.	Vice President	None

Spezakis, Zinovia	Managing Director	None

Stahl, Cathleen Meere	Vice President	None

Stergiou, John J.	Vice President	None

Straughn, Ruth A.	Vice President	None

Taha, Raad J.	Vice President	None

Teceno, Fred	Senior Vice President	None

Thomas, Mark G.	Executive Vice President	None

Thomas, Jr., William H.	Executive Vice President	None

Thompson, Kathleen C.	Vice President, National Accounts Manager	None

Tiedemann Jr., Barrie L.	Senior Vice President	None

Toner, William T.	Senior Vice President	None

Triolo, Richard	Senior Vice President, Divisional Sales Manager	None

Troyer, Paul H.	Senior Vice President	None

Walsh, Kerry M.	Vice President	None

Warkow, Brenda C.	Senior Vice President	None

Weichbrodt, Austin A.	Vice President	None

Welker, Steve J.	Senior Vice President	None

Whitehouse, Scott	Senior Vice President	None

Willbrand, James Kevin	Vice President	None

Willett, Nick	Senior Vice President, Divisional Sales Manager	None

Wingate, Justin R.	Vice President	None

Zamore, Neal A.	Senior Vice President	None

Zimmerman, Glen A.	Senior Vice President	None

*	The business address of all officers of the Distributor is 1345 Avenue of the Americas, 4th Floor, New York, NY 10105, or 680 Newport Center Drive, Suite 250, Newport Beach, CA 92660.

Item 28. Location of Accounts and Records

The account books and other documents required to be maintained by Registrant pursuant to Section 22(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of Pacific Investment Management Company LLC, 840 Newport Center Drive, Newport Beach, California 92660, State Street Bank & Trust Co., 801 Pennsylvania, Kansas City, Missouri 64105, Boston Financial Data Services - Midwest, 330 W. 9th Street, Kansas City, Missouri 64105 and PFPC Inc., P.O. Box 9688, Providence, Rhode Island 02940-9688.

Item 29. Management Services

Not applicable

Item 30. Undertakings

Not applicable

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington in the District of Columbia on the 12th day of May, 2008.

PIMCO FUNDS
(Registrant)

By:
Ernest L. Schmider*
President

*By:	/s/ ROBERT W. HELM
Robert W. Helm
as attorney-in-fact

*	Pursuant to power of attorney filed with Post-Effective Amendment No. 99 to Registration Statement No. 33-12113 on May 27, 2005.